                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                Chief Financial Officer
-------------------------------------------   ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE

Drew Keith                                           4/22/2002
-------------------------------------------   ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE

PREPARER:


/s/ Jessica L. Wilson                         Chief Accounting Officer
-------------------------------------------   ------------------------
ORIGINAL SIGNATURE OF PREPARER                        TITLE

Jessica L. Wilson                                    4/22/2002
-------------------------------------------   ------------------------
PRINTED NAME OF PREPARER                              DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------
                                                       MONTH          MONTH           MONTH
                                       SCHEDULE     -------------------------------------------
ASSETS                                  AMOUNT      January 2002   February 2002    March 2002
-----------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH               $    15,476   $      9,618    $      9,618   $      9,618
-----------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                               $  5,201,274    $          0   $          0
-----------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $    15,476   $  5,210,892    $      9,618   $      9,618
-----------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)       $13,356,789   $  1,136,734    $    886,852   $    798,731
-----------------------------------------------------------------------------------------------
5.    INVENTORY                                     $        640    $          0   $          0
-----------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                              $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                              $     69,007         ($2,772)      ($25,144)
-----------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)             $37,290,970   $ 54,494,425    $ 59,891,186   $ 60,059,650
-----------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $50,663,235   $ 60,911,698    $ 60,784,884   $ 60,842,855
-----------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $17,083,867   $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                      $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $17,083,867   $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                             $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
14.   OTHER  ASSETS - NET  OF
      AMORTIZATION (ATTACH LIST)                    $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $67,747,102   $ 60,911,698    $ 60,784,884   $ 60,842,855
-----------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                              $    362,260    $    276,706   $    343,763
-----------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                 ($3,849,417)    ($3,854,540)   ($3,855,157)
-----------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                 $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                             $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
21.   SECURED DEBT                                  $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                           $    753,885    $    725,432   $    717,890
-----------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                   ($2,733,272)    ($2,852,402)   ($2,793,504)
-----------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
24.   SECURED DEBT                    $   152,776   $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $   380,384   $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $10,596,326   $ 18,206,244    $ 18,206,244   $ 18,206,244
-----------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                           $          0    $          0   $          0
-----------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $11,129,486   $ 18,206,244    $ 18,206,244   $ 18,206,244
-----------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $11,129,486   $ 15,472,972    $ 15,353,842   $ 15,412,740
-----------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                    $ 49,811,125    $ 49,811,125   $ 49,811,125
-----------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                              ($4,372,399)    ($4,380,083)   ($4,381,010)
-----------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $         0   $ 45,438,726    $ 45,431,042   $ 45,430,115
-----------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                  $11,129,486   $ 60,911,698    $ 60,784,884   $ 60,842,855
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------
                                               MONTH         MONTH          MONTH     QUARTER
                                          ------------------------------------------------------
REVENUES                                  January 2002   February 2002   March 2002    TOTAL
------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                        $      435      $       0      $      0   $      435
------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS             $        0      $  14,743      $      0   $   14,743
------------------------------------------------------------------------------------------------
3.    NET REVENUE                           $      435      ($14,743)      $      0    ($14,308)
------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------
4.    MATERIAL                              $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                          $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                       $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD              $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                          $      435      ($14,743)      $      0    ($14,308)
------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION        $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                   $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE              $   20,758      $      57      $  1,295   $   22,110
------------------------------------------------------------------------------------------------
12.   RENT & LEASE                          $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                   $   95,422      $       0      $      0   $   95,422
------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES              $  116,180      $      57      $  1,295   $  117,532
------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                      ($115,745)      ($14,800)      ($1,295)   ($131,840)
------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)      $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)     $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                      $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION              $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
20.   AMORTIZATION                          $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                   ($201,351)      ($1,995)       $      0   ($203,346)
------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES           ($201,351)      ($1,995)       $      0   ($203,346)
------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                     $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE FEES                    $        0      $       0      $    250   $      250
------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                   $        0      $       0      $      0   $        0
------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES         $        0      $       0      $    250   $      250
------------------------------------------------------------------------------------------------
27.   INCOME TAX                            $   34,242      ($5,122)       ($618)     $   28,502
------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                     $   51,364      ($7,683)       ($927)     $   42,754
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                 MONTH           MONTH         MONTH
CASH RECEIPTS AND                              -----------------------------------------      QUARTER
DISBURSEMENTS                                  January 2002   February 2002   March 2002      TOTAL
-------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                  $  93,050       $   9,618     $  9,618     $    93,050
-------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
2.    CASH SALES                                 $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------
3.    PREPETITION                                $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
4.    POSTPETITION                               $ 801,356       $ 124,487     $ 28,298     $   954,141
-------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                   $ 801,356       $ 124,487     $ 28,298     $   954,141
-------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)             $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                             $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                        ($884,788)      ($124,487)    ($28,298)    ($1,037,573)
-------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS               ($884,788)      ($124,487)    ($28,298)    ($1,037,573)
-------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              ($83,432)      $       0     $      0        ($83,432)
-------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $   9,618       $   9,618     $  9,618     $     9,618
-------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                         $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID              $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                      $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
16.   UTILITIES                                  $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
17.   INSURANCE                                  $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                        $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                           $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
20.   TRAVEL                                     $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                              $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                      $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                   $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                        $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS              $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                          $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                          $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                        $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES              $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                        $       0       $       0     $      0     $         0
-------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                               ($83,432)      $       0     $      0        ($83,432)
-------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $   9,618       $   9,618     $  9,618     $     9,618
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------------------------------------------------------------
                                                             MONTH           MONTH         MONTH
                                               SCHEDULE   -----------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT    January 2002   February 2002   March 2002
---------------------------------------------------------------------------------------------------
1.    0-30                                                 $  (11,867)     $  3,190        ($7,178)
---------------------------------------------------------------------------------------------------
2.    31-60                                                $  180,645       ($7,100)      $  3,190
---------------------------------------------------------------------------------------------------
3.    61-90                                                $  211,231      $ 97,532        ($7,250)
---------------------------------------------------------------------------------------------------
4.    91+                                                  $  756,725      $793,230       $809,969
---------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE                   $0       $1,136,734      $886,852       $798,731
---------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                      $        0      $      0       $      0
---------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                   $0       $1,136,734      $886,852       $798,731
---------------------------------------------------------------------------------------------------

---------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: March 2002
-------------------------------------------------------------------------------------------
                                       0-30       31-60    61-90      91+
TAXES PAYABLE                          DAYS       DAYS      DAYS      DAYS        TOTAL
-------------------------------------------------------------------------------------------
1.    FEDERAL                       ($3,874,615)  $    0   $    0   $      0    ($3,874,615)
-------------------------------------------------------------------------------------------
2.    STATE                         $    19,458   $    0   $    0   $      0    $    19,458
-------------------------------------------------------------------------------------------
3.    LOCAL                         $         0   $    0   $    0   $      0    $         0
-------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)           $         0   $    0   $    0   $      0    $         0
-------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE           ($3,855,157)  $    0   $    0   $      0    ($3,855,157)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE              $       199   $1,381   $5,657   $336,526    $   343,763
-------------------------------------------------------------------------------------------

---------------------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: March 2002
------------------------------------------------------------------------------------------------------
                                                    BEGINNING        AMOUNT                  ENDING
                                                       TAX       WITHHELD AND/   AMOUNT       TAX
FEDERAL                                            LIABILITY*      0R ACCRUED     PAID     LIABILITY
-------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                                $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                              $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                              $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                                 $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
5.    INCOME                                       ($3,873,998)       ($617)       $0      ($3,874,615)
------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                          $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                          ($3,873,998)       ($617)       $0      ($3,874,615)
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                                  $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
9.    SALES                                        $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
10.   EXCISE                                       $    19,458        $   0        $0      $    19,458
------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                                 $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                                $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                            $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                          $         0        $   0        $0      $         0
------------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                          $    19,458        $   0        $0      $    19,458
------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                                  ($3,854,540)       ($617)       $0      ($3,855,157)
------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: March 2002

--------------------------------------------
BANK  RECONCILIATIONS
                                               Account #1      Account #2      Account #3
--------------------------------------------------------------------------------------------------
A.     BANK:                                    Bank One       Bank One
-----------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                         100128198      #1571582806                   TOTAL
-----------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                           Deposit    Auction Proceeds
--------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                 $    0            $0              $0       $    0
--------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED           $    0            $0              $0       $    0
--------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS               $    0            $0              $0       $    0
--------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                    $9,618            $0              $0       $9,618
--------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                $9,618            $0              $0       $9,618
--------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN              No checks    Account Closed
--------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------
                                                DATE OF    TYPE OF     PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE   INSTRUMENT    PRICE      VALUE
-----------------------------------------------------------------------------------------
7.    N/A
-----------------------------------------------------------------------------------------
8.    N/A
-----------------------------------------------------------------------------------------
9.    N/A
-----------------------------------------------------------------------------------------
10.   N/A
-----------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                   $0        $0
-----------------------------------------------------------------------------------------

--------------------------------------------
CASH
-----------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                             $    0
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                    $9,618
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                       INSIDERS
----------------------------------------------------
                       TYPE OF   AMOUNT   TOTAL PAID
          NAME         PAYMENT    PAID     TO DATE
----------------------------------------------------
1.    Toby Skaar       Salary      $0      $  4,808
----------------------------------------------------
2.    Doug Kalitta     Salary      $0      $219,000
----------------------------------------------------
3.    N/A
----------------------------------------------------
4.    N/A
----------------------------------------------------
5.    N/A
----------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                  $0      $223,808
----------------------------------------------------

----------------------------------------------------------------------------------------
                                        PROFESSIONALS
----------------------------------------------------------------------------------------
                           DATE OF COURT                                        TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
          NAME               PAYMENT         APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------------
1.    N/A
----------------------------------------------------------------------------------------
2.    N/A
----------------------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                          $0        $0         $0           $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------

---------------------------------------------------------------------
                                   SCHEDULED   AMOUNTS
                                    MONTHLY      PAID        TOTAL
                                   PAYMENTS    DURING      UNPAID
          NAME OF CREDITOR            DUE       MONTH    POSTPETITION
---------------------------------------------------------------------
1.    N/A
---------------------------------------------------------------------
2.    N/A
---------------------------------------------------------------------
3.    N/A
---------------------------------------------------------------------
4.    N/A
---------------------------------------------------------------------
5.    N/A
---------------------------------------------------------------------
6.    TOTAL
---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

-------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?            X
-----------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                      X
-----------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                X
-----------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                          X
-----------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                          X
-----------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
-----------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                       X
-----------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
-----------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
-----------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                     X
-----------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                               X
-----------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                 X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
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2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
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3.    PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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                           INSTALLMENT PAYMENTS
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TYPE OF                                                      PAYMENT AMOUNT
 POLICY                           CARRIER   PERIOD COVERED    & FREQUENCY
---------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
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

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              ACCRUAL BASIS
---------------------------------------------

                                                        MONTH: March 2002

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ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                          FOOTNOTE / EXPLANATION
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
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      6                  All Professional fees related to the Reorganization of the
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                            Company are disbursed out of Kitty Hawk, Inc. (Parent
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                            Company). Refer to Case # 400-42141
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      7                  All insurance plans related to the Company are carried
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                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------
                            400-42141.
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      3            3     The current general ledger system is not able to provide a detail of
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                            customer cash receipts segregated by prepetion accounts receivable
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                            and post petition accounts receivable. Therefore, cash receipts
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                            is provided in total for the month.
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      3            8     All cash received into the Company cash accounts is swept
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                            each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------
                            #400-42141).
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      3           31     All disbursements (either by wire transfer or check), including payroll are
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                            disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------
                            account.
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      4            6     All assessment of uncollectible accounts receivable are done
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                            at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
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                            are recorded at Inc. and pushed down to Inc.'s subsidiaries
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                            as deemed necessary.
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      4            6     Accounts payable on the aging are in the 60 and 90 day categories due to wire
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                            transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
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                            aging and invoices on Kitty Hawk Charters Aging. Company is working on
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                            clearing these items.
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      3           28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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  General                All inventory and fixed assets have been sold as of 12/19/01. This company has ceased operations. Current period activity relates to wrapping up final activity and any miscellaneous billings and payables processing.
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      1           2      Based on court order, all funds held in the restricted cash account as a result of the sale of the KH Charters assets, have been remitted to Wells
                         Fargo Bank to be applied to our outstanding debt on the Revolving credit facility held at Kitty Hawk Inc. (Case #400-42141).
------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                         March 2002

8.    OTHER (ATTACH LIST)             $60,059,650 Reported
                                      -----------
         Intercompany Receivables      59,454,506
         A/R Clothing Sales                27,695
         A/R Aging reconciling item       256,909
         A/R Bankrupt customers           267,277
         Security Deposit                  53,263
                                      -----------
                                       60,059,650 Detail
                                      -----------
                                               -- Difference

22.   OTHER (ATTACH LIST)             $   717,890 Reported
                                      -----------
         Accrued charter expenses         387,316
         A/P Aging reconciling item         5,336
         Misc                               8,225
         Accrued Fuel                     317,013
                                      -----------
                                          717,890 Detail
                                      -----------
                                               -- Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                 (28,298)Reported
                                      -----------
         Credit card charges                  (17)
         Sweeps to Kitty Hawk, Inc.       (28,281)
                                      -----------
                                          (28,298) Detail
                                      -----------
                                               -- Difference